Exhibit 99.1
LSI Building a Storage, Networking and Consumer Powerhouse April 25, 2007

Disclaimer Forward Looking Statements and Non-GAAP Financial Measures This presentation contains forward-looking statements that are based on the current opinions and estimates of management. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI's actual results to differ materially from those set forth in the forward- looking statements include, but are not limited to: the challenges and costs of integrating and restructuring our operations and achieving anticipated synergies following our recent acquisition of Agere Systems; fluctuations in the timing and volumes of customer demand; our reliance on major customers and suppliers; our ability to compete successfully in competitive markets; our ability to keep up with rapid technological change; the unavailability of appropriate levels of manufacturing capacity; and general industry and market conditions. For additional information, see the documents filed by LSI with the SEC, and specifically the risk factors set forth in the company's most recent reports on Form 10-K, 10-Q, and 8-K. LSI disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise. In this presentation, we may discuss non-GAAP financial information. You can find comparable GAAP information and reconciliations between the non-GAAP and GAAP information on our website at http://www.lsi.com/investors, attached to our earnings news releases. Non-GAAP financial information excludes stock-based compensation, amortization of acquisition-related intangibles, restructuring of operations and other items, net, and acquired in-process research and development. It also excludes the income tax effect associated with the above mentioned items. We sometimes refer to these items as "special items."

Q1 Highlights Solid financial performance in Q1 2007 Implementing Three Phase Business Acceleration Plan: Merger Integration Earnings Acceleration Revenue Acceleration Q2 Guidance Impacted by: Short term temporary market dynamics in HDD and Networking Several merger related items Actively exploring all strategic options for our Consumer business Going forward: Remain confident in the direction Expect growth in 2H07 Analyst Day Update on June 13, in NYC

3Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Q1 Q2 Q3 Q4 Q1 42.5 308 332 327 323 325 336 397 451 464 501 540 585 615 644 728 751 517 465 397 406 413 438 487 480 373 407 450 463 452 448 380 420 450.1 481.3 481.7 506.2 475.9 489.6 493 523.7 465.4 Revenues ($M) 2006 2007 LSI Q1 results do not include results of Agere Systems, as the merger closed April 2nd, after the Q1 close. Q1 Revenues of $465M. 11% year-over-year revenue growth in storage semiconductors and systems GAAP net income of $30M or 7 cents per diluted share Non-GAAP net income of $44.3M or 11 cents per diluted share Cash and short-term investments of $1B at quarter end. 3Q 4Q 1Q 2Q 3Q 4Q Q1 Q2 Q3 Q4 Q1 -25 15 25 45 45.1 51.2 39.7 56.8 64.6 75.1 44.3 Net Income ($M) 2006 2007 LSI Q1 Financial Summary- Non-GAAP

Estimated Merger Related Financial Impacts for Q2, 2007 Item Impact Comments Purchase Accounting impacts to revenue $(15) M Will not impact cash flows Purchase Accounting impact to cost of revenues Amortization of intangibles and stock based compensation impacting cost of revenues $45M to $55M $55M to $65M Fair value write-up of Agere's inventory Acquired In-Process R&D $180M to $220M Purchase Accounting Amortization of intangibles and stock based compensation and other impacting operating expenses $40M Tax The GAAP tax provision is expected to be $6M

Forward Looking Guidance Revenue Guidance Detail for June 2007 quarter: Storage Systems growth on new product ramps Storage Semiconductors flat to down slightly due to seasonal unit declines Consumer flat on portable audio and market softness Networking down on inventory corrections and supply line changes at major customers Mobility up slightly IP down due to merger related effects and down from a high base in Q1 2007 Commentary Revenue growth expected in 2H 2H 2007 operating expenses reduced by $50M

Merger Integration Earnings Acceleration Revenue Acceleration Further earnings acceleration through increased revenue Attain competitive levels of revenue growth Attainment of operating model Execution of COGS & Op Ex synergies Solid portfolio to drive revenue growth Formation of corporate vision and strategy Execute organizational integration Implement process to drive cost synergies Portfolio evaluation LSI Business Acceleration Plan: Committed to Increasing Shareholder Value

Combined LSI Q1 2007 Business Mapping 0 50 100 150 200 250 300 350 400 450 500 Classic LSI Consumer Comm Systems Storage Si Networking = LSI Communications + Agere Networking - Agere SAN Storage Semiconductor = Agere Storage + LSI Storage + Agere SAN All amounts exclude IP Revenue 0 100 200 300 400 500 600 700 800 New LSI Consumer Mobility Networking Systems Storage Semi 0 50 100 150 200 250 300 Agere Mobility Networking Storage

Storage Storage Networking Consumer Semi Systems Networking Consumer Systems on a Chip (SoC) HDD Controllers SAN Fabric ICs I/O Controllers Read Channels Motor Controllers Pre Amps Storage Systems RAID Adapters RAID SW System Mgmt SW Mappers & framers Network processors Traffic mgmt ICs Connectivity ICs Ethernet Phy, Switch Custom Silicon Mobile Phone ICs & SW DVD-R ICs & SW Blue laser disk player/ recorder IC and SW Application processor for portable appliances Target Markets-Customer Overview

Broadest portfolio of storage solutions tailored to meet performance requirements of desktop, mobile, enterprise and consumer electronics. Storage Proven custom silicon targeted at high performance HDD and storage interconnect solutions Began ramping a 160GB/platter SoC with a key Asian HDD customer LSI and Agere's combined capabilities have already resulted in a design win in the HDD Enterprise segment. Continue to grow Preamp business with all key players and gain share, expanding our wins with Hitachi Growth Drivers Continued success with Seagate across desktop, notebook, and consumer drives Expansion of the customer base for desktop SoCs Expansion into Enterprise SoCs Footprint expansion at existing customers with broader product portfolio Preamplifier share gains Storage Semiconductors Storage Semiconductors

Comprehensive OEM provider of advanced storage building blocks ranging from silicon to systems to value added software Storage Industry leading SAS silicon with time tested RAID software Advanced OEM systems with value added copy services SW Launched Engenio 1932 entry-level system featuring SAS drives and 4Gb/s FC host connectivity. Shipped over 7000 new entry level systems in Q1, for the fastest ramp of any platform in the history of the business. Growth Drivers Platform leadership in cost-effective, high performance modular arrays Broad OEM penetration with PB1-3 platforms Ease of scalability, FC-SATA intermix Partner-centric, flexible business model Continued rapid growth of enterprise storage requirements Storage Systems

SAN Storage System Tape Disk Drive FC Switch Server HBA Storage System NAS SCSI FC SAS JBOD PCI RAID Server RAID DAS External Custom Silicon Board Level Standard Silicon PCI RAID iSCSI System Systems Desktop Disk Drive DAS Server Disk Drive RAID DAS Storage System Blade Blades SAN iSCSI Value Added Software Unparalleled Storage Footprint Laptop

Quality of service enabled platforms for the SMB, Enterprise, and Service Provider networks Networking Bringing decades of high speed communications expertise Traffic management and packet processing to manage, prioritize and access mission critical services Good progress in establishing momentum with initial design wins and participation in RFQs Successfully completed Silicon Stor acquisition TrueONE(tm) solutions selected by Samsung to develop their home media server and gateway for mobile and broadband network service providers. Growth Drivers Adoption of wired and wireless broadband access Expansion of multimedia into High Definition formats; IPTV Penetration of Service Providers into SMB/Home Gateway solutions

Broad portfolio of cellular handset solutions for GPRS/EDGE and WCDMA technologies, which serve more than 80% of the world's mobile phone subscribers Mobility Complete solutions for present- and next-generation mobile devices and leading handset manufacturers Field-proven cellular protocol stacks OEM-customizable software features and user interfaces Designed into Samsung's Ultra Edition II thin phones Share gains at Samsung Expansion of product portfolio to include 3G solutions Customer expansion into Amoi and others Growth Drivers

Consumer

Enabling leading consumer electronics companies to deliver exciting products by providing integrated hardware and software solutions

- Industry leading DVD recorder system processors
- Superior consumer experience through image quality and reliability
- Announced industry's first single-chip multi-format HD transcoder DX-1710 HD based on DominoX to allow seamless distribution of MPEG2, H.264, & VC-1 content over IPTV and broadband networks
- Won 2008 DVD Recorder business at Phillips and MEI
- Significant progress on design commits on Domino X products at professional infrastructure customers

Growth Drivers

- DoMiNo - DVD Recorder
- Domino[X] – HD Media Processing
- Zevio – Cost effective, low power 3D graphics
- Worldwide transition from analog to digital broadcast
- Transition from SD MPEG-2 to HD H.264 video compression



LSI Confidential 15 LSI

Summary The new LSI is the leading provider of silicon, systems and software solutions for the storage, networking and consumer markets. Our combined LSI/Agere heritage includes extensive industry leadership and innovation. We hold strong market positions in our target markets .... and are positioned to capitalize on growth opportunities. Focused on key markets where we have significant presence, competence and ability to scale.

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